GILEAD FUND

ETAGX

Class A Shares

ETCGX

Class C Shares

ETGLX

Class N Shares

ETILX

Class I Shares

 SUMMARY PROSPECTUS  |  November 1, 2014

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at eventidefunds.com/forms-and-literature/. You can also get this information at no cost by calling 1-877-771-3836, emailing info@eventidefunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2014 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY |  Eventide Gilead Fund

Investment Objective: The Eventide Gilead Fund (the “Gilead Fund” or the “Fund”) seeks to provide long-term capital appreciation.

Shareholder Fees Fees paid directly from your investment	ClassA	ClassC	Class N	ClassI
Maximum Sales Charge(Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None[1]	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	0.00%
Other Expenses	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.45%	1.25%

Fees and Expenses of the Fund: The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 24 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waiver of Up-Front Sales Charge on Class A Shares on page 62.

1 Investments in Class A shares of $1 Million or more made prior to September 1, 2014 are subject to a 1.00% CDSC if redeemed within 18 months of purchase.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example of Hypothetical Fund Costs:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,346	$2,263
Class C	$228	$703	$1,205	$2,585
Class N	$148	$459	$792	$1,735
Class I	$127	$397	$686	$1,511

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2014 was 17% of the average value of its portfolio.

 Principal Investment Strategies

Normally, the Gilead Fund invests primarily in a broad range of equity securities without limitation to market capitalization. The Fund may invest without limitation in securities in companies domiciled outside the United States either directly or through American Depositary Receipts (“ADRs”).

The Fund’s advisor, Eventide Asset Management, LLC (“Eventide” or the “Advisor”) analyzes the performance of potential investments not only for financial strengths and outlook, but also for the company’s ability to operate with integrity and create value for customers, shareholders and society.  While few companies may reach these ideals in every area of their business, these principles articulate the Advisor’s highest expectations for corporate behavior.  From time to time, the Fund may invest a substantial portion of its assets in the stock of companies in one or more sectors of the economy that are typically not highly correlated with the overall market, such as the healthcare and life sciences sector. The Fund may invest in companies whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Restricted Securities”).  The Fund will not invest more than 15% of the Fund’s net assets in these Restricted Securities. The Fund may invest in development stage companies. The Advisor may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Advisor believes adverse market, political or other conditions are likely. The Advisor may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

Securities may be sold when the Advisor believes that they no longer represent relatively attractive investment opportunities or when the Advisor believes the underlying company is no longer consistent with the Advisor’s principles. There is no guarantee that the Advisor will be able to successfully screen out all companies that are inconsistent with its principles.  The Advisor seeks to invest in companies that reflect the following values:

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Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.

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Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.

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Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low income communities.

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Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.

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Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Advisor’s values, the Fund may also invest in community development institutions that serve the financial needs of low-to-moderate income families and communities.

 Principal Risks of Investing in the Fund

As with any mutual fund, the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Development Stage Company Risk. The Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

Foreign Exposure Risk.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Healthcare & Life Sciences Sector Risk. Companies in the healthcare and life sciences sectors may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Stock Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Stock Value Risk. Stocks involve the risk that they may never reach what the Advisor believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Advisor misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

 Performance

 The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the performance of its Class N shares for each full calendar year and since the Fund’s Class N shares commenced operations, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A, C and I shares would have similar annual returns to Class N shares because the classes are invested in the same portfolio of securities, the returns for Class A, C and I shares would be different from Class N shares because Class A, C and I shares have different expenses than Class N shares.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information will be available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

 Eventide Gilead Class N Annual Total Returns

During the period shown in the bar chart, for the Class N shares, the highest return for a quarter was 20.90% (quarter ended June 30, 2009), and the lowest return for a quarter was (25.59)% (quarter ended September 30, 2011). For the year to date period ended September 30, 2014, the total return on Class N shares was 6.59%.

Average Annual Total Returns (periods ending December 31, 2013)

Class N	1 Year	5 Year	Since inception (7/8/2008)
Return Before Taxes	52.93%	25.67%	17.75%
Return After Taxes on Distributions	52.67%	24.99%	17.14%
Return After Taxes on Distributions and Sale of Fund Shares	30.17%	20.93%	14.20%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	9.43%

Class A Shares	1 Year	5 Year	Since inception (10/28/2009)
Return Before Taxes	44.08%	N/A	22.93%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	32.39%	N/A	17.17%

Class C Shares	1 Year	5 Year	Since inception (10/28/2009)
Return Before Taxes	50.59%	N/A	23.71%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	32.39%	N/A	17.17%

Class I Shares	1 Year	5 Year	Since inception (2/10/2010)
Return Before Taxes	53.26%	N/A	21.27%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	32.39%	N/A	16.58%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class N shares. After-tax returns for Class A, Class C and Class I shares which are not shown, will vary from those of Class N shares.

Advisor: Eventide Asset Management, LLC is the Fund's investment advisor.

Portfolio Managers: Finny Kuruvilla, Chief Investment Officer of the Advisor, and David Barksdale, Chief Financial Officer of the Advisor, serve as the Fund's Co-Portfolio Managers. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund.  Dr. Kuruvilla has served the Fund in this capacity since the Fund commenced operations in 2008, and Mr. Barksdale has served in this capacity since 2010.

Purchase and Sale of Fund Shares: The minimum initial investment in the Class A, Class C and Class N shares of the Fund is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares is $100,000 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

Investment Company Act File No. 811-21872